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                                    GUARANTY

                             Dated January ___, 1996


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        In consideration of, and as an inducement for, the execution and delivery by Landlord (as hereinafter defined) of the lease of even date herewith and a letter agreement of even date herewith regarding storage (collectively, the "Lease"), between The Soho Hotel Company, L.P. ("Landlord"), and Grace Holmes, Inc. ("Tenant"), with respect to a portion of the ground floor, cellar and subcellar (collectively, the "Premises") of the building located at 99 Prince Street, New York, New York, and for Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned (hereinafter referred to as "Guarantor") does hereby, on behalf of itself and its successors and assigns, unconditionally and absolutely guarantee to Landlord and its successors and assigns the full and timely payment, performance and observance of, and compliance with, all of the terms, covenants and conditions contained in the Lease on Tenant's part to perform, observe or comply with, without requiring any notice (except as otherwise expressly provided in Article 27 of the Lease) of non-payment, non-performance, non-observance, or non-compliance, or proof, notice (except as otherwise expressly provided in said Article 27), or demand whereby to charge Guarantor therefor, all of which Guarantor hereby expressly waives, and Guarantor hereby further expressly covenants and agrees that neither the obligation nor the liability of Guarantor hereunder shall in any wise be terminated or otherwise affected, modified or impaired by reason of Landlord's assertion against Tenant of, or Landlord's failure to assert against Tenant, any of the rights or remedies available to Landlord pursuant to the Lease or allowed at law or in equity.

        Guarantor's obligations and liabilities under this Guaranty shall include, but not be limited to, the payment of all Fixed Rental and Additional Rental (as such terms are defined in the Lease), and all foreseeable and unforeseeable damages that may arise in foreseeable or unforeseeable consequence of any non-payment, non-performance or non-observance of, or non-compliance with, any of the terms, covenants or conditions described in the preceding paragraph (including, without limitation, all attorneys' fee and disbursements and all litigation costs and expenses incurred or payable by Landlord or for which Landlord may be responsible or liable, or caused by any such default) to which Landlord is entitled under the Lease. In addition, Guarantor hereby covenants and agrees to pay within five (5) days after Landlord's demand therefor, all reasonable attorneys fees and disbursements and all litigation costs and expenses incurred or paid by Landlord in connection with the enforcement of this Guaranty.

        This Guaranty is an absolute and unconditional guaranty of payment and performance (and not merely of collection). Guarantor acknowledges that this Guaranty and Guarantor's obligations and liabilities under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations and liabilities of Guarantor under this Guaranty or the obligations or liabilities of any other person or entity (including, without limitation, Tenant) relating to this Guaranty or the obligations or liabilities of Guarantor hereunder or otherwise with respect to the Lease or to Tenant. Guarantor hereby absolutely, unconditionally and irrevocably waives any and all rights it may have to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty or the obligations or liabilities of Guarantor under this Guaranty or the obligations or liabilities of any other person or entity (including, without limitation, Tenant) relating to this Guaranty or the obligations or liabilities of Guarantor under this Guaranty or otherwise with respect to the Lease, in any action or proceeding brought by the holder hereof to enforce the obligations or liabilities of Guarantor under this Guaranty. This Guaranty sets forth the entire agreement and understanding of Landlord and Guarantor, and Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations or liabilities of Guarantor under this Guaranty.

        Guarantor hereby covenants and agrees to and with Landlord and its successors and assigns, that Guarantor may be joined in any action by or against Tenant in connection with the Lease, and that recovery may be had against Guarantor in such action or in any independent action against Guarantor without Landlord or its successors or assigns first pursuing or exhausting any remedy or claim against Tenant or its heirs, executors, administrators, successors or assigns or any other remedy or claim under any other security for, or guaranty of, the obligations or liabilities of Tenant under the Lease. Guarantor also agrees that, in any jurisdiction, it will be conclusively bound by the judgment in any such action by or against Tenant (wherever brought) as if Guarantor were a party to such action even though Guarantor is not joined as a party in such action.

        This Guaranty shall be a continuing guaranty, and shall survive the Expiration Date (as defined in the Lease) or the sooner termination of the Lease to the extent the obligations and liabilities of Tenant under or with respect to the Lease or the Premises survive the Expiration Date or sooner termination of the Lease by the expressed provisions of the Lease, by operation of law, or otherwise, and to the extent that such obligations and liabilities were not observed, performed, complied with or satisfied prior to the Expiration Date or sooner termination of the Lease. Guarantor further covenants and agrees that this Guaranty shall not be affected or impaired by, and shall remain and continue in full force and effect as to, any renewal, amendment, modification or extension of the Lease and as to any assignment of Lease or any interest therein or the subletting of all or portions of the Premises, and shall cover, apply to and incorporate all of the terms, covenants and conditions of all such renewals, amendments, modifications, extension, assignments and sublettings (without need of any notice or consent of Guarantor thereto, except as expressly otherwise provided in the succeeding sentence) regardless of who occupies the Premises or whether or not any portion of the Premises is occupied. Notwithstanding the foregoing, this Guaranty shall not cover any renewal, amendment, modification or extension of the Lease entered into by a Tenant that is not a Named Tenant (as hereinafter defined), to the extent such renewal, amendment, modification or extension increases Tenant's obligations or liabilities under the Lease, unless Guarantor has expressly consented to such renewal, amendment, modification or extension in writing. However, the Guarantor's failure or refusal to so consent shall not affect or impair this Guaranty with respect to the Lease and all documents, agreements and instruments related thereto to which Guarantor has consented or for which Guarantor's consent was not required, or to the extent such renewals, amendments, modifications and extensions do not increase Tenant's obligations and liabilities under the Lease. (For the purposes of the preceding sentence, "Named Tenant" shall mean the Tenant named in the Lease (as of the initial execution thereof) or a Tenant that is a Related Entity (as defined in the Lease) of the Tenant so named in the Lease.) Additionally, Guarantor further covenants and agrees that this Guaranty shall not be affected or impaired by, and shall continue in full force and effect notwithstanding (i) the enforceability of any provision of the Lease or any such renewal, amendment, modification, extension thereof, or any assignment of the Lease or any interest therein, or sublease of all or any portion of the Premises, (ii) any extension of time that may be granted to Tenant or its successors or assigns, (iii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement or readjustment of, or other similar proceeding affecting the Tenant or any of its assets or the disaffirmance, rejection or postponement in any such proceeding of any of Tenant's obligations or undertakings set forth in the Lease, (iv) the merger or consolidation of the Tenant with any corporation, or the sale, divesture or other disposition of any or all of the interest of Guarantor in the Tenant or any entity controlling, controlled by or under common control with Tenant, or
(v) any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of New York or the federal government. For purposes hereof, "control" shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation or other entity whether through the ownership of voting securities, by contract or otherwise.

        Guarantor warrants and represents that it has the legal right and capacity to execute this Guaranty and that it owns one hundred (100%) percent of the outstanding voting stock of Tenant.

        In the event, and to the extent, that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, then Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor was expressly named as a co-tenant therein with joint and several liability.

        All of Landlord's rights and remedies under the Lease and/or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned, whether exercised by Landlord or not, is intended to be in exclusion or a waiver of any of the others. This Guaranty cannot be modified, waived or terminated unless such modification, waiver or termination is in writing, signed by Landlord.

        Neither the obligations nor the liabilities of Guarantor hereunder shall be released, reduced, diminished, offset or otherwise affected by the existence of, or Landlord's receipt, application, use, retention or release of, any security given for the performance, observance and compliance with any of the terms, covenants or conditions required to be performed, observed or complied with by Tenant under the Lease, and for the purposes of Guarantor's obligations and liabilities under this Guaranty, Landlord shall be deemed not to be holding any security under the Lease and not to have applied, used or retained any security deposit. No failure or delay on the part of Landlord in exercising any right, power or privilege under this Guaranty shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        No payment by Guarantor pursuant to any provision hereof shall entitle Guarantor, by subrogation or otherwise, to the rights of Landlord to any payment by Tenant or out of the property of Tenant, except after payment in full of all sums owing by Tenant to Landlord under the Lease.

        Guarantor agrees that it will, at any time and from time to time, but no more than four (4) times during any twelve (12) month period, within ten (10) days after Landlord's request therefor, execute, acknowledge and deliver to Landlord a statement certifying (a) that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that this Guaranty is in full force and effect as modified and stating such modifications) and (b) whether or not there are any existing claims, counterclaims, set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions of this Guaranty. Guarantor agrees that such certificate may be relied on by anyone holding or proposing to acquire any interest in the Building (as defined in the Lease) or the land on which the Building is located, from or through Landlord or by any mortgagee or prospective mortgagee, or lessee or prospective lessee, of the Building or said land or of any interest therein.

        In the event that Guarantor is more than one party, the agreements, covenants, representations, warranties, obligations and liabilities of said parties shall be joint and several.

        As a further inducement to Landlord to make and enter into the Lease, Guarantor covenants and agrees that (i) in any action or proceeding brought in respect of this Guaranty or the Lease, Guarantor hereby waives trial by jury,
(ii) the Supreme Court of the State of New York for the County of New York (or, in a case involving diversity of citizenship, the United States District Court for the Southern District of New York) shall have jurisdiction of any action or proceeding and (iii) service of any summons and complaints or other process in any such action or proceeding may be made by certified mail directed to Guarantor at the address below set forth, personal service being hereby waived. If service is made by certified mail, then service shall be deemed made upon actual receipt or refusal to receive. This Guaranty shall be enforced and construed in accordance with the laws of the State of New York and shall be binding upon and inure to the benefit of Landlord and Guarantor and their respective heirs, executors, administrators, legal representatives, successors and assigns.

        Guarantor represents and warrants to Landlord as follows:

               (a) Guarantor is not in material default under the terms or conditions of any agreement to which it is a party or by which it is bound, such as would materially and adversely affect its ability to carry out the terms, covenants and conditions of this Guaranty.

               (b) Guarantor has the full power, authority and legal right to execute and deliver, and to perform and observe the provisions of, this Guaranty, including the payment of all moneys hereunder, and any and all financial information (oral or written) which Guarantor has supplied, or caused to be supplied, to Landlord is complete, true and accurate, in all material respects, as of the date supplied. This Guaranty constitutes the legal, valid and binding obligation of Guarantors enforceable in accordance with its terms.

               (c) to Guarantor's knowledge, Guarantor is not in violation of any decree, ruling, judgment, order or injunction applicable to it, or any law, ordinance, rule or regulation of whatever nature which taken alone or in the aggregate, would materially and adversely affect its ability to carry out any of the terms, covenants, and conditions of this Guaranty. There are no actions, proceedings or investigations pending or, to Guarantor's knowledge, threatened against or affecting Guarantor (or any basis therefor known to Guarantor) before or by any court, arbitrator, administrative agency or other governmental authority or entity, which, taken alone or in the aggregate, if adversely decided, would materially and adversely affect its ability to carry out any of the terms, covenants and conditions of this Guaranty.

               (d) No authorization, approval, consent or permission (governmental or otherwise) of any court, agency, commission or other authority or entity is required for the due execution, delivery, performance or observance by Guarantor of this Guaranty or for the payment of any sums hereunder. Guarantors agree that if any such authorization, approval, consent, filing or permission shall be required in the future in order to permit or effect performance of the obligations of Guarantor under this Guaranty, Guarantor shall promptly inform Landlord or any of its successors or assigns and shall obtain such authorization, approval, consent, filing or permission.

               (e) Neither the execution or delivery of this Guaranty, nor the consummation of the transactions herein contemplated, nor the compliance with the terms and provisions hereof, conflict or will conflict with, or result in a breach of, any of the terms, conditions or provisions of any law, order, writ, injunction or decree of any court or governmental authority, or of any agreement or instrument to which Guarantor is a party or by which they are bound, or constitutes or will constitute a default thereunder.

               (f) Guarantor is not entitled to immunity from judicial proceedings and agrees that, if Landlord or any of its successors or assigns brings any suit, action or proceeding in New York or any other jurisdiction to enforce any obligation or liability of Guarantor arising, directly or indirectly, out of or relating to this Guaranty, no immunity from such suit, action or proceeding will be claimed by or on behalf of Guarantor.

               (g) Guarantor has read the Lease and is fully familiar with its contents.

        It is a condition of the granting, execution and delivery of the Lease that Guarantor executes and delivers this Guaranty, and Guarantor deems the granting, execution and delivery of the Lease to be in Guarantor's best interests and Guarantor expects to derive substantial benefit therefrom.

        If Landlord is obligated by any bankruptcy or other law to repay to Tenant or Guarantors or to any trustee, receiver or other representative of any of them, any amounts previously paid, then this Guaranty shall be reinstated in the amount of such repayment. Landlord shall not be required to litigate or otherwise dispute its obligations to make such repayments if it is in good faith and on the advice of counsel believes that such obligation exists. However, if Landlord fails to so litigate or otherwise dispute and desires this Guaranty to be so reinstated, then it shall notify Guarantor of Landlord's intention not to so litigate or otherwise dispute, reasonably in advance of the last day by which an action may be commenced by Guarantor to so dispute such obligations, so that Guarantor may (without any obligation to), at its sole cost and expense and at no cost or expense to Landlord, litigate or otherwise dispute Landlord's obligation to make such repayments.

        If any provision of this Guaranty or the application thereof to any person or circumstance shall to any extent be held void, unenforceable or invalid, then the remainder of this Guaranty or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby, and each provision of this Guaranty shall be valid and enforced to the fullest extent permitted by law.

        All notices, demands, approvals, consents, requests and other communications which under the terms of this Guaranty, or under any statute, must or may be given or made by the parties hereto, must be in writing, and must be made either (i) by depositing such notice in the registered or certified mail of the

United States of America, return receipt requested, or (ii) by delivering such notice by a commercial courier, which courier provides for delivery with receipt guaranteed, addressed to each party as follows:

                     If to Landlord:     142 Greene Street
                                         New York, New York 10012
                                         Attention:  Mr. Andre Balazs

                     With a copy to:     Dreyer and Traub LLP
                                         101 Park Avenue
                                         New York, New York 10178
                                         Attention: Robert J. Ivanhoe, Esq.

                             and to:     Sonesta International Hotels
                                                Corporation
                                         200 Clarendon Street
                                         Boston, Massachusetts 02116
                                         Attention: Peter J. Sonnabend, Esq.

                    If to Guarantor:     625 Sixth Avenue
                                         New York, New York 10011
                                         Attention: President

                    With a copy to:      Goulston & Storrs
                                         400 Atlantic Avenue
                                         Boston, Massachusetts 02110-3333
                                         Attention: Carole Miner Schuman, Esq./
                                                J. Crew

        All notices, demands, approvals, consents, requests and other communications shall be deemed to have been delivered (i) if mailed as provided for in this Section, on the date which is three (3) business days after mailing or (ii) if sent by commercial courier, on the date which is one (1) business day after dispatching. Either party may designate by notice in writing given in the manner herein specified a new or other address to which such notice, demand, approval, consent, request or other communication shall thereafter be so given or made.

        IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                                            J. CREW GROUP, INC.


                                            By:________________________________
                                            Name:
                                            Title:
                                            Address:


THE PROVISIONS OF THIS GUARANTY
ARE HEREBY CONSENTED AND AGREED TO:

GRACE HOLMES, INC.


By:_______________________________
        Name:
        Title:

STATE OF                     )
                             )ss.:
COUNTY OF                    )

        On the _______ day of January, 1996, before me personally came _______________________, to me known, who, being by me duly sworn, did depose and say that he resides in ______________________________________; that he is the ________________________________ of J. CREW GROUP, INC., the corporation described in and which executed the above instrument as Guarantor; and that he signed his name thereto by order of the board of directors of said corporation.



                                                 ------------------------------
                                                          Notary Public




STATE OF                     )
                             )ss.:
COUNTY OF                    )


        On the _______ day of January, 1996, before me personally came _______________________, to me known, who, being by me duly sworn, did depose and say that he resides in ______________________________________; that he is the ________________________________ of GRACE HOLMES, INC., the corporation described in and which executed the above instrument as Tenant; and that he signed his name thereto by order of the board of directors of said corporation.



                                                 ------------------------------
                                                          Notary Public